UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2022 (April 11, 2022)

Smith Micro Software, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35525	33-0029027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Corporate Drive Pittsburgh, PA	15237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 837-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SMSI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On April 11, 2022, the Board of Directors of Smith Micro Software, Inc. (the “Company”) increased the number of directors from six to eight, and elected Asha Keddy and Chetan Sharma to the Board effective April 11, 2022 to fill the vacancies created by the increase in the number of directors.  Ms. Keddy’s initial board term will expire at the 2024 annual meeting of stockholders and Mr. Sharma’s initial board term will expire at the 2023 annual meeting of stockholders.  Ms. Keddy and Mr. Sharma will participate in the Company’s compensation program for non-employee directors.  For 2022, Ms. Keddy and Mr. Sharma will each receive a pro-rated portion of the annual retainer of $30,000 (payable on a quarterly basis) and a restricted stock award equal to 18,082 shares.

There are no arrangements or understandings between either Ms. Keddy or Mr. Sharma and any other persons pursuant to which either was selected as a director of the Company.  Neither Ms. Keddy nor Mr. Sharma has any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On and effective April 11, 2022, the Board of Directors approved an amendment to the Company’s Bylaws to increase the maximum number of directors that may serve on the board from seven to nine.  A copy of the Amendment to the Amended and Restated Bylaws of Smith Micro Software, Inc. is attached as Exhibit 3.1 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release on April 12, 2022 announcing the election of Ms. Keddy and Mr. Sharma to the Board as set forth above in Item 5.02, a copy of which is furnished as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The information presented in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

3.1	Certificate of Amendment of Amended and Restated Bylaws of Smith Micro Software, Inc.
99.1 104	Press Release dated April 12, 2022 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Smith Micro Software, Inc.

Date: April 12, 2022	By:	/s/James M. Kempton
James M. Kempton
Chief Financial Officer